Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 25, 2011	Sep. 25, 2011	Sep. 26, 2010
Short-term investments, restricted (in Dollars)		$ 1,612	$ 4,174
Common stock, par value (in Dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	100,000,000	100,000,000	100,000,000
Common stock, shares issued	23,399,000	23,387,000	23,371,000
Common stock, shares outstanding	23,339,000	23,387,000	23,371,000